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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) May 18, 1999

                            HERITAGE BANCORP, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

        Delaware                        0-29492                 58-2356162
        --------                        -------                 ----------
(State or other Jurisdiction of        (Commission              (IRS Employer
incorporation or organization)         File Number)          Identification No.)

              201 W. Main Street, Laurens, South Carolina  29360
              --------------------------------------------------
                   (Address of principal executive offices)

                                 (864) 984-4581
                                 --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.
         ------------

      On May 18, 1999, the Board of Directors of Heritage Bancorp, Inc., a Delaware corporation (the "Company"), declared a special cash distribution in the amount of $4.00 per share to each shareholder of record on June 1, 1999 to be payable on June 22, 1999. Management of the Company expects that at least part of the distribution will be a non-taxable return of capital, although the exact amount of the distribution that could be considered non-taxable cannot be confirmed until the Company's operating results for the 1999 tax year have been determined.

      Shareholders are advised to consult with their personal tax advisors with respect to their particular income tax situation. A copy of the press release announcing the distribution is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99 Press Release dated May 19, 1999.















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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 21, 1999                By: /s/ J. Edward Wells
                                        --------------------------------------
                                        J. Edward Wells
                                        President and Chief Executive Officer










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